Todd M. Pope, President & CEO Joe Slattery, EVP & CFO June 8, 2015 Exhibit 99.1

Cautionary Statement
TransEnterix,
Inc.
(“TransEnterix,”
“we”
or
“our”)
has
filed
a
registration
statement
(including
a
prospectus)
and
a
preliminary
prospectus
supplement
with
the
Securities
and
Exchange
Commission
(“SEC”)
for
the
offering
to
which
this
presentation
relates.
Before
you
invest
you
should
read
the
prospectus
and
the
preliminary
prospectus
supplement
in
that
registration
statement
and
the
other
documents
TransEnterix
has
filed
with
the
SEC
for
more
complete
information
about
TransEnterix
and
the
offering.
Any
statements
contained
in
this
presentation
that
do
not
describe
historical
facts,
including
statements
about
the
beliefs
and
expectations
of
TransEnterix
and
other
statements
regarding
our
future
plans
and
goals,
may
constitute
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
and
are
intended
to
qualify
for
the
safe
harbor
from
liability
established
by
the
Private
Securities
Litigation
Reform
Act
of
1995.
These
forward-looking
statements
can
be
identified
by
terminology
such
as
"will,"
"expect,"
"anticipate,"
"future,"
"intend,"
"plan,"
"believe,"
"estimate,"
"confident"
and
similar
statements.
Any
forward-looking
statements
contained
herein
are
based
on
current
expectations,
but
are
subject
to
a
number
of
risks
and
uncertainties
that
may
cause
actual
results
to
differ
materially
from
expectations.
Such
statements
are
subject
to
risks
and
uncertainties
that
are
often
difficult
to
predict,
are
beyond
our
control,
and
which
may
cause
results
to
differ
materially
from
expectations.
Factors
that
could
cause
our
results
to
differ
materially
from
those
described
include,
but
are
not
limited
to,
whether
the
SurgiBot
TM
System's
510(k)
application
submitted
on
June
1,
2015
will
be
cleared
by
the
U.S.
FDA,
the
pace
of
adoption
of
our
products
by
surgeons,
the
success
and
market
opportunity
of
our
products,
most
notably
the
SurgiBot
System,
the
effect
on
our
business
of
existing
and
new
regulatory
requirements,
and
other
economic
and
competitive
factors.
For
a
discussion
of
the
most
significant
risks
and
uncertainties
associated
with
TransEnterix's
business,
please
review
our
filings
with
the
SEC,
including
our
Annual
Report
on
Form
10-K
for
the
year
ended
December
31,
2014
filed
with
the
SEC
on
February
20,
2015,
and
other
filings
we
make
with
the
SEC.
You
are
cautioned
not
to
place
undue
reliance
on
these
forward
looking
statements,
which
are
based
on
our
expectations
as
of
the
date
of
this
presentation
and
speak
only
as
of
the
date
of
this
presentation.
We
undertake
no
obligation
to
publicly
update
or
revise
any
forward-looking
statement,
whether
as
a
result
of
new
information,
future
events
or
otherwise.

Advancing Surgery Through Innovation

Transaction Overview
Issuer:
TransEnterix, Inc.
Ticker (Exchange):
TRXC (NYSE MKT)
Amount Offered:
$50 million common stock
Option to Purchase
Additional
Shares:
15%
Lock-up Provision:
90 days
Expected Pricing:
XXXXX
Bookrunners:
Stifel / RBC Capital Markets
Use of Proceeds:
For research and development, sales and
marketing, and commercialization related to our
SurgiBot
TM
System, working capital and other
general corporate purposes.

Investment Highlights
The SurgiBot System
is currently in development
•
Surgical robotics
Focus
•
Developing patient-side robotic platform,
SurgiBot System
Technology
•
Addresses unmet needs in today’s robotic offerings
•
Cost effective
•
Broad procedure applicability
Solution
•
Large
addressable
market
–
~2M
US
procedures
Market
•
Strong management team
Experience

Surgical Progress = Less Invasive 6 Open Surgery Rigid Laparoscopy (1989) Flexible Laparoscopy (2010)

Spider Surgical System
Enabling Flexible Laparoscopy
•
Internal (intra-abdominal)
triangulation
•
Flexible, articulating instruments
for dissection and retraction
•
True left/right instrumentation
•
Lower profile port of access
•
Over 3,500 procedures
performed
•
Broad procedural mix

Robotically-enabled Laparoscopic Platform The SurgiBot System is currently in development

Benefits of Surgical Robotics 9 Benefits of Surgical Robotics Improved dissection and retraction strength Enhanced precision and control Improved surgeon ergonomics Advanced visualization

SurgiBot Patient-side Robotic Platform 3DHD Vision Cart SurgiBot The SurgiBot System is currently in development

SurgiBot Patient-side Robotic Platform The SurgiBot System is currently in development [Video of SurgiBot™ System]

SurgiBot
Patient-side Robotic Platform
The SurgiBot System
is currently in development
Surgeon scrubbed-in
Easily repositioned for multi-
quadrant surgery
Flexible, articulating channels &
instruments
Steerable 3DHD Vision
Small, mobile platform
Cost effective platform

Procedure Market Opportunity

Bariatric Surgery
Cholecystectomy
Colorectal
Gynecology/Urology
Targeted US
Procedures
160K
1,140K
363K
230K
Source: Millennium Research Group US Markets Laparoscopic Devices 2014
~2M US
Laparoscopic
Procedures

Hospital Market Opportunity

Hospitals
without
Robotic Capability
•
Current robotic offerings
are not cost effective
•
System price
•
Limited procedure volume
•
Surgery centers –
untapped market for
robotics
•
Losing market share to
robotic facilities
•
Large underpenetrated
OUS opportunity
Hospitals with
Robotic Capability
•
Invested in the strategic
and competitive value of
robotic surgery
•
ROI expectations
changing/under pressure
•
Potential for
diversification of robotic
solutions
•
Procedures
•
Price
•
Facilities

Significant Base of Underserved Hospitals

Mid/Small
Hospitals
•
>3,000 w/ <300
beds
•
>80% lack robotic
offering
•
Losing market share
to robotic facilities
•
Represent >800K
target annual
procedures
Surgery Centers
•
~5,000 in US
•
Economics driving
rapid procedure
growth
•
SurgiBot will offer
versatility and cost
benefits

Combining Advanced Technology AND Maximizing Value 16 Price Surgical Robotics >$2B Revenue High Growth Traditional Laparoscopy >$10B Revenue Low Growth

Recurring Revenue Model
•
US Pricing:
•
Capital sale ~$500K
•
Instruments ~$1,000-1,500/procedure
•
Service ~$50K/year
•
International:
•
Market-specific pricing
•
Distributors provide service/support

Instruments and
Accessories
Service
Capital Equipment
The SurgiBot System
is currently in development

Highlights –
Instrumentation

Instrumentation Needs
By Procedure
Status
Chole
Bariatrics
GYN
SPIDER
SurgiBot
Grasper
Launched
Developed
Dissector
Launched
Developed
Hook
Launched
Developed
Clip
Applier
Launched
Developed
Shears
Launched
Developed
Suction Irrigator
Launched
Developed
Needle
Driver
Launched
Developed
Advanced
Energy
Launched
Development
Bipolar Energy
3
rd
Party
Development
Stapler
3
rd
Party
3
rd
Party
The SurgiBot System
is currently in development

Advanced Energy Superior Visualization – 360 Degree Articulation [Video of Flex Ligating Shears as Compared to Competition]

Milestones • 510(k) submitted June 2015 • Anticipate 6-9 month review cycle • Anticipate commercial launch Q2 2016 20 The SurgiBot System is currently in development

Operating Capabilities & Talent 21 Rapid Prototyping R&D Team Broad Experience cGMP Manufacturing

Prior
Experience
Todd M. Pope
President and Chief Executive Officer
Joe Slattery
EVP
and
Chief Financial Officer
Mohan Nathan
Vice President of Global Marketing
Vernon Brown
Vice President, Quality and Regulatory Affairs
Nicole Bell
Vice President, Research and Development
Larry Pope
Vice President, Operations
Management Team